SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 3, 1997
                                                    ----------------


                                   Adage, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)



                     Pennsylvania   33-31797   04-2225121
                     ------------   --------   ----------



              7505 Technology Drive, West Melbourne, Florida 32904
              ----------------------------------------------------



         Registrant's telephone number, including area code 407-984-1414
                                                            ------------


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item #5 - Other Events

The registrant issued a press release dated December 3, 1997 announcing the appointment of a new President and CEO. The press release is appended as exhibit 1.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

 Adage, Inc.
-------------
(Registrant)

Date: December 3, 1997
      ----------------


By: /s/ William P. Kelly
    ----------------------------------
        Vice President Finance / CFO